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                                                                   EXHIBIT 10.89

                             SECRETARY'S CERTIFICATE



         The undersigned Secretary of Pharmaceutical Product Development, Inc. (hereinafter referred to as the "Company") hereby certifies that the Amendment to the 1995 Equity Compensation Plan of the Company attached hereto as Exhibit I was duly adopted by the directors of the Company at the Annual Meeting of Directors held on May 15, 1997.

         WITNESS the hand of the undersigned Secretary and the seal of the Corporation as of this the 15th day of May, 1997




                                         /s/ Fred B. Davenport, Jr.
                                         --------------------------
                                         Fred B. Davenport, Jr.



[CORPORATE SEAL]





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                                    Exhibit I

                             FIRST AMENDMENT TO THE
                    PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.
                          1995 EQUITY COMPENSATION PLAN


         The Pharmaceutical Product Development, Inc. 1995 Equity Compensation Plan (the "Plan") is amended as follows:

         1. The references in Sections 2.7 and 2.14 of the Plan to "Disinterested Person" are changed to "Non-Employee Director".

         2. Section 2.12 of the Plan is revised to read as follows:

"`Non-Employee Director' shall have the meaning set forth in Rule 16b-3 under the Act."

         3. The last sentence of Section 2.29 of the Plan is deleted.

         4. The second sentence of Section 15.5 of the Plan is rewritten as follows:

"In addition to any other restrictions upon transferability herein, Incentive Stock Options shall be subject to such further restrictions as required by Federal or state securities and tax laws or provided by the Committee or in an Award Agreement."

         The Plan, as herein amended, shall continue in full force and effect.

         This First Amendment has been adopted by the Board of Directors of Pharmaceutical Product Development, Inc., upon recommendation of the Compensation Committee of the Board of Directors, on this 15th day of May, 1997.





                                     /s/ Fred B. Davenport, Jr.
                                     ---------------------------------
                                     Fred B. Davenport, Jr., Secretary